Exhibit 10.3
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                            SECOND AMENDMENT TO THE
                             MCLEODUSA INCORPORATED
                       EMPLOYMENT SECURITY SEVERANCE PLAN
                                AUGUST 12, 2005

         WHEREAS, McLeodUSA Incorporated (the "Company") has adopted the McLeodUSA Incorporated Employment Security Severance Plan (as amended by the First Amendment to the Plan, dated March 25, 2005) (the "Plan"); and

         WHEREAS, pursuant to Section 3(a) of the Plan, the Administrative Committee (as defined in the Plan) has the authority to interpret the Plan; and

         WHEREAS, pursuant to Section 4 of the Plan, the Company generally has the right to amend the Plan prior to the occurrence of a Change in Control (as defined in the Plan); and

         WHEREAS, no Change in Control has occurred; and

         WHEREAS, the Board of Directors of the Company has determined to act as the Administrative Committee with respect to the Plan and has further determined that it is in the best interests of the Company to amend the Plan, and has delegated authority to the Chairman of the Board of the Company to amend the Plan, as set forth below;

         NOW, THEREFORE, the Plan is hereby amended as follows:

1.       A new Section 5(k) is hereby added to the Plan as follows:

         Notwithstanding anything to the contrary contained herein, if an individual who, as of August 12, 2005 is an Employee for purposes of the Plan experiences a Qualifying Termination (without giving effect to any requirement in the Plan that a Change in Control shall have occurred) prior to the occurrence of a Change in Control then such Employee shall be entitled to receive a Severance Benefit and for purposes of determining the Severance Benefit, a Change in Control shall be deemed to have occurred on August 12, 2005. Notwithstanding the provisions of Section 4, neither the Plan nor this Section 5(k) may be amended or terminated in a manner, which has the effect of reducing or eliminating the benefits provided to the applicable Employees pursuant to the application of the preceding sentence.

2. Except as set forth above, the Plan is hereby ratified and confirmed in all respects.


/s/ Chris A. Davis
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Chris A. Davis
Chairman of the Board